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                                                                  EXECUTION COPY

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                             VOTING TRUST AGREEMENT

                                  BY AND AMONG

                        TRANSWORLD HOLDINGS (UK) LIMITED

                       TRANSWORLD HEALTHCARE (UK) LIMITED

                           TRANSWORLD HEALTHCARE, INC.

                           TRIUMPH PARTNERS III, L.P.

                                       AND

                                   THE TRUSTEE






                                December 17, 1999


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                             VOTING TRUST AGREEMENT


        VOTING TRUST AGREEMENT (this "Agreement") made the 17th day of December 1999, by and among Transworld Holdings (UK) Limited, a company incorporated in England and Wales with registered number 3370146, ("UK Parent"), Transworld Healthcare (UK) Limited, a company incorporated in England and Wales with registered number 3370146 ("TW UK"), Transworld Healthcare, Inc., a New York corporation ("US Parent"), Triumph Partners III, L.P., a Delaware limited partnership ("Triumph"), and Richard Green (hereinafter sometimes referred to, together with his successor in trust, as the "Trustee"). UK Parent and US Parent are hereinafter referred to collectively as the "Initial Shareholders." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Securities Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, among UK Parent, TW UK, the Purchasers and US Parent (solely for the purposes of certain Sections of the Purchase Agreement).

                               W I T N E S S E T H


        WHEREAS, as of the date hereof, TW UK, the Initial Shareholders, Triumph and the other Purchasers have entered into the Purchase Agreement, which, as a condition precedent to the investment by the Purchasers in the securities of UK Parent and TW UK, requires the Initial Shareholders and the other parties to this Agreement to enter into this Agreement for the benefit of the Purchasers as beneficial holders of up to 22,600,000 warrants (the "Warrants") to acquire in the aggregate up to 22,600,000 ordinary shares of 5p each of TW UK (the "Warrant Shares");

        WHEREAS, the Purchasers have on the date hereof agreed to subscribe for the Warrants and Triumph, as the majority Investor, has been issued one special share of 5p of TW UK (the "Special Share") for the purpose of exercising the voting rights that would be exercisable by the Warrant Shares if all of the Warrants were exercised prior to the vote being taken in the manner set forth in the Memorandum and Articles of Association of TW UK (as in effect from time to time, the "TW UK Charter");

        WHEREAS, as of the date hereof, US Parent is the holder of 100 ordinary shares of (pounds sterling)1 each of UK Parent, representing all of the issued shares of UK Parent as of such date, and UK Parent is the holder of 48,000,000 ordinary shares of 5p each of TW UK respectively of all of the issued shares of TW UK as of such date (collectively the "Issued Shares");

        WHEREAS, it is the intention of the parties that for so long as the Warrants are exercisable but have not been exercised, the Special Shareholder (as defined in the TW UK Charter) is to be afforded the right to vote on an as exercised basis on matters submitted to a vote of the holders of ordinary shares of TW UK for all purposes on the basis of one vote per Warrant Share;


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        WHEREAS, the Purchasers have required as a condition of their investment in UK Parent and TW UK that the voting rights attributable to the Special Share and the Warrant Shares be coupled with and supplemented by the mechanisms provided in this Agreement for exercising the voting rights attributable to the Issued Shares, so as to give effect to the commercial understanding between the Purchasers, on the one hand, and the Initial Shareholders, on the other hand, with respect to the exercise of control over the business and policies of TW UK and UK Parent and other matters of corporate governance as between majority and minority shareholders;

        WHEREAS, it has been agreed between the Purchasers and TW US that Triumph on behalf of the Purchasers will be entitled to select one member of each of the Boards of Directors of UK Parent and TW UK and the Initial Shareholders will be entitled to select one member of each of the Boards of Directors of UK Parent and TW UK, with the total number of members of each such Board of Directors being fixed at five and the remaining members of such Boards of Directors to be selected as provided in this Agreement, provided that the size of such Boards of Directors is subject to increase upon the occurrence of a Covenant Breach and Triumph on behalf of the Purchasers will be entitled to select the additional director or directors as provided herein;

        WHEREAS, pursuant to the Purchase Agreement, Triumph has been appointed as the representative of the Purchasers for the purposes of exercising the rights of the Purchasers under the Transaction Documents, including this Agreement, and as such representative, Triumph is a party hereto;

        WHEREAS, this Agreement, together with the Purchase Agreement and various provisions of the Charter Documents of UK Parent and TW UK are designed to protect the Purchasers from the risk of, among other things, UK Parent or TW UK (i) entering into any transaction with or contributions to US Parent in the form of dividends, fees, re-charges, loans, guarantees or any other benefit, in any form, unless they have been previously agreed upon by the Purchasers and
(ii) being exposed to any liabilities of US Parent or claims of creditors of US Parent of a security interest or other right to any assets of UK Parent or TW UK;

        WHEREAS, in consideration of the foregoing, the Initial Shareholders desire to grant the voting power with respect to the Issued Shares legally and beneficially owned by them as of this date, as well as any other ordinary shares of UK Parent or TW UK hereafter legally and beneficially hereafter acquired or held by them, to the Trustee in all matters on the terms and conditions set forth herein; and

        WHEREAS, the Trustee has consented to act under this Agreement for the purposes hereinafter provided.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto promise, covenant, undertake and agree as follows:

        1. Transfer of Shares to the Trustee. Immediately upon executing this Agreement, each of the Initial Shareholders shall deposit with the Trustee one or more certificates


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representing the number of Issued Shares listed opposite its name on Schedule 1 hereto, and shall also deposit with the Trustee immediately upon receipt certificates representing any other shares of any class or series of TW UK and UK Parent having voting powers which they acquire, legally or beneficially, during the term of this Agreement, including any such shares acquired through the exercise of any rights, warrants, options, conversion rights, as dividends, on a consolidation, reorganization, by way of bonus issue or otherwise (the Issued Shares and such other shares collectively the "Shares"). All such share certificates shall be accompanied by such instruments of transfer duly executed and stamped by or on behalf of the Initial Shareholders depositing such certificates and such other documents as may be required so as to enable the Trustee to cause such shares to be transferred into the name of the Trustee. Subject to stamping, each of UK Parent and TW UK (as appropriate) shall immediately register the transfer of the Shares in the register of members. All certificates for the Shares transferred and delivered to the Trustee pursuant hereto shall be canceled and new certificates therefor shall promptly be issued to and held by the Trustee in its own name in its capacity as Trustee hereunder and shall bear a legend indicating that the Shares represented by such certificate are subject to this Agreement. Upon receipt by the Trustee of the certificates for any such Shares and the transfer of such Shares into the name of the Trustee, the Trustee shall hold such Shares, and any dividends and other distributions in respect thereof on trust for US Parent and UK Parent, respectively, absolutely, subject to the terms of this Agreement and shall issue and deliver to each Initial Shareholder voting trust certificates representing its interest in such Shares deposited pursuant to this Agreement ("Voting Trust Certificates"). Each Voting Trust Certificate to be issued and delivered by the Trustee in respect of the Shares shall state the number of Shares which it represents, shall identify the company in which such Shares represent an interest in shall be signed by the Trustee and shall be in substantially the same form as Exhibit A attached hereto and bear the restrictive legends set forth thereon. The Trustee shall at all times keep, or cause to be kept, complete and accurate records of all Shares or other securities deposited with it hereunder, the identity, addresses and ownership of the depositing Initial Shareholders, and all certificates of beneficial interest issued by the Trustee. Such records shall be open to inspection by any depositing Initial Shareholder or holder of Voting Trust Certificates at all reasonable times. If any Initial Shareholder shall fail to transfer, or procure the transfer of, any Shares held or acquired by it or any of its Affiliates in accordance with the provisions of this Section 1 within 2 days of first becoming bound so to do, such Initial Shareholder (for itself and (as the case may be) as trustee on behalf of its Affiliates) shall be deemed to have irrevocably appointed hereunder the Trustee as its true and lawful attorney for and in its name and on its behalf to do all such things and execute as a deed or under hand (as the case may be) all such documents as may be necessary to transfer the entire legal interest in any such Shares to the Trustee in accordance with, and for the purposes of, this Agreement. The Trustee shall be obliged and hereby undertakes to take such action as may be necessary as true and lawful attorney for that shareholder and for its Affiliates to effect any transfer of shares pursuant to this Section 1 and the power of attorney granted hereunder.

        2. Dividends. If any dividend in respect of the Shares deposited with or acquired by the Trustee hereunder is paid, in whole or in part, in shares of TW UK or UK Parent having voting powers, the Trustee shall likewise hold on trust for the registered holders of the Voting Trust Certificates, absolutely, subject to the terms of this Agreement, the shares and the related


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share certificates which are received by TW UK or UK Parent on account of such dividend, and the holder of each outstanding Voting Trust Certificate representing shares on which such dividend has been paid shall be entitled to receive a further Voting Trust Certificate issued under this Agreement for the number and class of shares received as such dividend with respect to the shares represented by such outstanding Voting Trust Certificate. Holders entitled to receive the Voting Trust Certificates issued in respect of the shares received as such dividends shall be those registered as such on the books of the Trustee at the close of business on the record date for such dividend.

        The Trustee shall at all times direct TW UK and UK Parent, and they are hereby directed, with respect to the Shares of which the Trustee is the registered member to pay all cash dividends or other cash distributions whether of income or capital paid in respect of or in relation to the Shares (other than any dividends or distributions paid in shares of TW UK or of UK Parent having voting powers) to the registered holders of the Voting Trust Certificates or such other person(s) as they may direct. If the Trustee shall receive any such cash dividends or distributions or other monies, it shall account to UK Parent or US Parent, as the case may be, for such monies.

        3. Transfer of Securities. No Initial Shareholder shall, directly or indirectly, Transfer any Voting Trust Certificates except in circumstances where an identical Transfer of Shares would be permitted by the Purchase Agreement, subject to the condition precedent that the transferee shall have entered into an enforceable written agreement satisfactory to the Board of Directors of TW UK agreeing to be bound by all of the provisions of this Agreement to the same extent as the transferring Initial Shareholder as if such Voting Trust Certificates were still owned by the Initial Shareholders.

        Subject to the preceding paragraph, the provisions of the Charter Documents of UK Parent and TW UK shall apply to any transfer or purported transfer of any Voting Trust Certificates as they shall to any transfer or purported transfer of any Shares represented thereby. Any Transfer in violation of such restrictions shall cause the transferring holder to lose its rights and privileges with respect to (but shall continue to be bound by), as applicable,
(i) Articles 7, 8, 9, 10, 11 and 12 of the TW UK Charter, (ii) the corresponding provisions of the Articles and Memorandum of Association of UK Parent, (iii) Articles 10, 11, 12, 13 and 14 of the Purchase Agreement and (iv) all rights to vote or direct the voting of Shares held by the Trustee hereunder pursuant to
Section 6 hereof. The Trustee shall not register such transfer or recognize the intended transferee as the holder of the Voting Trust Certificate for any purpose. To the extent permitted by law, Voting Trust Certificates shall not be subject to attachment, garnishment, judicial order, levy, execution or similar process, however instituted, for satisfaction of a judgment or otherwise.

        Subject to the provisions of the foregoing paragraphs, the Voting Trust Certificates shall be transferable on the books of the Trustee, at such office as the Trustee may designate, by the registered owner thereof, either in person or by attorney duly authorized, upon surrender thereof, according to the rules established for that purpose by the Trustee, and the Trustee may treat the registered holder as owner thereof for all purposes whatsoever, but it shall not be required to deliver new Voting Trust Certificates hereunder without the surrender of such existing Voting Trust Certificates.


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         If a Voting Trust Certificate is lost, stolen, mutilated or destroyed, the Trustee, in its discretion, may issue a duplicate of such certificate upon receipt of (a) evidence of such fact satisfactory to it; (b) indemnity satisfactory to it, including, without limitation, an indemnity bond, sufficient in the judgment of the Trustee, to protect the Trustee, or any agent, from any loss which any of them may suffer if a Voting Trust Certificate is replaced; (c) the existing certificate, if mutilated; and (d) its reasonable fees and expenses in connection with the issuance of a new trust certificate.

        4. Withdrawal of Shares from Voting Trust. Any registered holder of Voting Trust Certificates hereunder may from time to time withdraw Shares represented thereby from the voting trust arrangements created hereby only upon the occurrence of any of the following circumstances:

                (a) at any time after the fifteenth anniversary of the date hereof, provided that all Obligations of UK Parent and TW UK arising from (i) an exercise of Warrants for Warrant Shares, (ii) an exercise of a Purchasers' Warrant Put or (iii) an exercise of a Purchasers' Warrant Shares Put, shall have been duly and fully satisfied; or

                (b) at any time after a Qualified Public Offering in connection with and immediately prior to any bona fide sale of the Shares to be so withdrawn which are represented by a Voting Trust Certificate to any Person who is not an Affiliate of any of the Initial Shareholders, subject to such sale being in compliance with all applicable provisions of the Charter Documents; provided, however, that only the portion of the Shares represented by a Voting Trust Certificate which are actually sold to such Person shall be so withdrawn.

        Any Shares withdrawn from the voting trust arrangements created pursuant to this Agreement, when so withdrawn in compliance with this Section 4, shall be free of any restrictions imposed by this Agreement, but shall remain subject to any and all other restrictions imposed by the Charter Documents of TW UK and UK Parent, as the case may be, the Transaction Documents or other agreements or by law. Such withdrawal shall be effected only by a written amendment to this Agreement in the form of Exhibit B hereto executed by the Trustee. Upon the surrender by such holder to the Trustee of the Voting Trust Certificate or Certificates designated in such amendment, the Trustee is authorized to deliver or cause to be delivered to such holder a certificate or certificates for the Shares so withdrawn, with any appropriate restrictive legends, accompanied by such instruments of transfer duly executed by or on behalf of the Trustee and such other documents of title as may be required so as to enable such holder to cause such shares to be transferred into its, his or her own name, and a Voting Trust Certificate in respect of the remaining shares, if any. Nothing in this
Section 4 or in any such amendment shall modify, amend, limit or terminate any other restrictions contained in, or be construed as a consent to any transfer of Shares subject to, this Agreement under the Charter Documents of TW UK and UK Parent, the other Transaction Documents or any other agreement or instrument, unless such amendment specifically refers to such other agreement or instrument and satisfies all requirements for amendment or waiver thereof (including execution and delivery by appropriate parties).


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        5. Rights, Powers and Duties of the Trustee; Obligations of Initial
Shareholders.

                (a) Until the actual delivery to the holders of Voting Trust Certificates of share certificates in exchange therefor, and until the surrender of the Voting Trust Certificates representing such shares for cancellation, in each case in accordance with the terms of this Agreement, title to all Shares deposited hereunder shall be vested in the Trustee, and the Trustee shall have the sole and exclusive right, acting as hereinafter provided, to exercise, in person or by its nominees or proxies, all voting rights and powers of the Initial Shareholders in respect of all Shares deposited with or acquired by the Trustee hereunder, including the right to take part in or consent to any shareholders action of any kind whatsoever, whether ordinary or extraordinary, subject to the provisions hereinafter set forth; provided that the Trustee shall only exercise such rights with respect to the Shares deposited or acquired hereunder in accordance with the provisions of Section 6 hereof. Any exercise or purported exercise by the Trustee of any rights or powers attaching to the Shares shall be void ab initio unless the same is strictly in accordance with
Section 6 hereof.

        The Trustee shall act only in accordance with the terms of this Agreement and the Charter Documents of TW UK and UK Parent. A certificate signed by the Trustee shall be conclusive evidence to all persons of any action taken by the Trustee.

                (b) The right to vote shall include, without limitation, the right to vote for the election of directors and in favor of or against any resolution or proposed action of any character whatsoever, which may be presented at any meeting or require the consent of shareholders of TW UK or UK Parent. It is expressly understood and agreed that except as otherwise expressly provided in Section 6 hereof, the holders of Voting Trust Certificates shall not have any right, either under said Voting Trust Certificates or under this Agreement, or under any agreement express or implied, or otherwise, with respect to any Shares held by the Trustee hereunder, to vote such Shares or to take part in or consent to any corporate action, or to do or perform any other act or thing which the holders of TW UK's or UK Parent's shares are now or may hereafter become entitled to do or perform by virtue of their being shareholders.

                (c) The Trustee shall not incur any responsibility in its capacity as trustee, or individually or otherwise, in voting the Shares held hereunder or in any matter or act committed or omitted to be done under or in connection with this Agreement, or for any vote or act committed or omitted to be done by any predecessor or successor Trustee, except for such Trustee's willful misconduct or fraud.

                (d) The Trustee shall maintain, or cause to be maintained, complete and accurate records of all the Shares deposited with it hereunder, the identity, addresses and ownership of the depositing shareholders, and all Voting Trust Certificates issued by the Trustee. Such records shall be open to inspection by any depositing shareholder or other party to or beneficiary under this Agreement on reasonable notice during business hours.

                (e) The Trustee shall forward to the registered holders of the Voting Trust Certificates all notices, resolutions and other documents delivered by TW UK and UK Parent,


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respectively, to the Trustee as the registered holder of the Shares. The
Trustee, at the request of US Parent, shall forward to UK Parent or TW UK, as reasonably directed by US Parent, any requests for information provided to the Trustee by US Parent and, subject to the requirements of Applicable Law, shall take all such actions as the registered holders of the Trust Certificates may reasonably require to obtain information on matters relating to the Companies or the Shares.

                (f) Subject to the requirements of Applicable Law, each of the Initial Shareholders shall instruct the Trustee to vote their Shares (whether at a general or extraordinary meeting of shareholders or by consent in lieu of a meeting of shareholders) and where appropriate to give effect to such matters, shall convene any necessary shareholders meeting for the purpose of passing (and, unless pursuant to an amending resolution required for the purpose of authorizing and giving effect to the Purchasers' Share Put against TW UK pursuant to Article VIII of the Purchase Agreement, not revoking) such resolutions as may be required by Applicable Law to approve or authorize any purchase of Securities pursuant to Articles VII and VIII of the Purchase Agreement, including without limitation, any special resolutions required under Sections 165 and/or 171 of the Companies Act 1985 in connection with a purchase by TW UK of its shares (whether out of distributable profits or out of the proceeds of a new issue of shares).

        6. Voting by the Trustee.

                (a) The Trustee shall, subject to the provisions of this Agreement, have the sole and exclusive right and power to, and shall be obliged and hereby undertakes to, vote all of the Shares held under the voting trust arrangements created hereby, whether at a general or extraordinary meeting of shareholders or by consent in lieu of a meeting of shareholders and where appropriate to give effect to such matters, shall convene all necessary shareholder meetings, with such voting being strictly in accordance with this
Section 6(a) as follows:

                (i) With respect to the election of members of the Board of Directors of TW UK, the Trustee shall vote the Shares so as to elect, and to continue in office until their resignation or removal, the persons designated in the manner set forth in
                Section 6(c) below (including without limitation, votes required to increase the size of the Board of Directors of TW UK and to elect Additional Investor Directors following the occurrence of a Covenant Breach, the registered holders of the Voting Trust Certificates if applicable), unless an "Extraordinary Event" or "Put Breach" (each as defined below) shall have occurred and be continuing, in which case clauses (v) or (vi) of this Section 6(a), as the case may be, shall apply. With respect to the election of members of the Board of Directors of UK Parent, the Trustee shall vote the Shares so as to elect, and to continue in office until their resignation or removal, the same directors as serve on the Board of Directors of TW UK from time to time (including Additional Investor Directors following the occurrence of a Covenant Breach);

                (ii) With respect to any proposal to amend the Charter Documents or approve actions contemplated by Article 20 of the TW UK Charter, the Trustee shall vote the Shares as follows:


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                         (A) subject to clause (C) below, if the proposed
                         amendment has been proposed and approved and recommended by the Board of Directors of UK Parent or TW UK, as applicable, as evidenced by a Board Resolution, then strictly in accordance with the instructions of the registered holders of the Voting Trust Certificates;

                         (B) subject to clause (C) below, if the proposed amendment has not been proposed, approved or recommended by the Board of Directors of UK Parent or TW UK, as applicable, then against the approval thereof;

                         (C) notwithstanding clauses (A) and (B) above, if an "Extraordinary Event" or "Put Breach" (each as defined below) shall have occurred and be continuing, then in accordance with clauses (v) or (vi) of this Section 6(a), as the case may be; and

                         (D) notwithstanding clauses (A) and (B) above, if a Covenant Breach shall have occurred and be continuing, then to increase the size of the Boards of Directors of UK Parent and TW UK as provided in Section 6(c) below to allow for the appointment of Additional Investor Directors.

                The Trustee shall be required to accept as evidence of the instructions of the US Parent pursuant to clause (A) above a letter or notice duly signed by an authorized representative of US Parent, a copy of which the Trustee shall deliver to Triumph. The Trustee shall be required to accept as evidence of the instructions of the Board of Directors of TW UK or UK Parent (as the case may be) a copy (duly certified by the Secretary of TW UK or UK Parent or other duly authorized person as being a true copy of the original) of a board resolution of TW UK or UK Parent (as the case may be). The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such letter, notice or certified copy nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such letter, notice or certified copy;

                (iii) With respect to any proposal relating to the creation, allotment or issue of any additional Capital Shares or other securities of TW UK, or the grant of any right to require the allotment or issue of such Capital Shares or securities (an "Equity Issuance"), including in connection with a Flotation (as defined in the TW UK Charter), but excluding any allotment or issuance of options to be granted to employees of TW UK or its subsidiaries as provided in Section 9.2(c) of the Purchase Agreement at an exercise price that is equal to or greater than the Warrant Exercise Price (as defined in the Warrant Instrument) of the Warrants as in effect at the time, up to the maximum number of options set forth therein, and the issue of shares upon the exercise of such options, the Trustee shall vote the Shares as follows:


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                         (A) subject to clause (C) below, if the proposed Equity
                         Issuance is at a subscription price below the Warrant Exercise Price (as defined in the Warrant Instrument) of the Warrants as in effect at the time immediately prior to such Equity Issuance and no "Extraordinary Event" or "Put Breach" has occurred and is continuing, then strictly in accordance with the instructions of the registered holders of the Voting Trust
                         Certificates;

                         (B) subject to clause (C) below, if the proposed Equity Issuance is at a subscription price equal to or in excess of the Warrant Exercise Price (as defined in the Warrant Instrument) of the Warrants as in effect at the time immediately prior to such Equity Issuance and no "Extraordinary Event" or "Put Breach" has occurred and is continuing, then strictly in accordance with the instructions of the Board of Directors of TW UK; and

                         (C) notwithstanding clauses (A) and (B) above, if an "Extraordinary Event" or "Put Breach" shall have occurred and be continuing, then in accordance with clauses (v) or (vi) of this Section 6(a), as the case may be.

                The Trustee shall be required to accept as evidence of the instructions of the registered holders of the Voting Trust Certificates US Parent pursuant to clause (A) above a letter or notice duly signed by an authorized representative of the registered holders of the Voting Trust Certificates, a copy of which the Trustee shall deliver to Triumph. The Trustee shall be required to accept as evidence of the instructions of the Board of Directors of TW UK a copy (duly certified by the secretary of TW UK or other authorized person as being a true copy of the original) of a Board Resolution. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such letter, notice or certified copy nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such letter, notice or certified copy;

                (iv) With respect to all other matters, the Trustee shall vote the Shares strictly in accordance with the instructions of the Board of Directors of TW UK, unless an Extraordinary Event or Put Breach shall have occurred and be continuing, in which case clauses (v) or (vi), as the case may be, shall apply. The Trustee shall be required to accept as evidence of the instructions of the Board of Directors of TW UK a copy (duly certified by the secretary of TW UK or other authorized person as being a true copy of the original) of a Board Resolution. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such certified copy nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such certified copy;


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                (v) If an Extraordinary Event shall have occurred and be
                continuing, with respect to all matters, including, without limitation, the matters described in clauses (i), (ii) and (iii) of this Section 6(a), the Trustee shall vote the Shares strictly in accordance with the instructions of a majority of those members of the Board of Directors of TW UK who, at the time of the Extraordinary Event, are neither employees of US Parent, UK Parent, TW UK or any of their Subsidiaries, nor Affiliates of US Parent or Hyperion Capital (the "Designated Directors"). The occurrence of an Extraordinary Event shall be determined by a majority of the Designated Directors. The Trustee shall be required to accept as evidence of the determination and instructions of the Designated Directors a copy (duly certified by the secretary of TW UK, any Designated Director or other authorized person as being a true copy of the original) of a resolution of the Designated Directors duly signed, or purporting to be signed, by a majority of the Designated Directors, a copy of which the Trustee shall deliver to US Parent promptly. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such certified copy nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such certified copy.

                        If the registered holders of the Voting Trust
                Certificates dispute the determination of a majority of the Designated Directors that an Extraordinary Event has occurred, it shall have the right to take such action as it may determine, including seeking injunctive relief, instituting an action for damages or an appropriate judicial declaration. Pending resolution of any dispute or legal proceeding initiated by the registered holders of the Voting Trust Certificates, the Trustee shall be required to act in accordance with the instructions of the Designated Directors except in the case that an injunction to the contrary is issued by a court of competent jurisdiction. The Designated Directors shall respond promptly to any request by the registered holders of the Voting Trust Certificates for a statement of the grounds upon which they based their determination that an Extraordinary Event has occurred and shall afford the registered holders of the Voting Trust Certificates an opportunity to address the Designated Directors and illustrate any objections or other matters relevant to such determination.

                (vi) If a Put Breach shall have occurred and be continuing, with respect to any matters relating to, or required by the Purchase Agreement or the Charter Documents of UK Parent or TW UK to be acted upon in connection with a Liquidity Event, a Qualifying Liquidity Event, a Qualifying Offer, an Exit Offer, an Asset Disposition, a Disposition or any of the matters set forth in Articles 8.1 through 8.4 of the TW UK Charter, or in connection with the exercise of the "Drag-Along Rights" provided in Article XII of the Purchase Agreement, the Trustee (A) shall vote, sell and transfer the Shares strictly in accordance with the instructions of Triumph without any requirement as to action by the Board of Directors of UK Parent or TW UK and (B) shall execute and deliver as the registered holder of the

                Shares such agreements, documents or instruments as may be reasonably required by Triumph to carry out the same consistently with the Purchase Agreement and the TW UK Charter. The Trustee shall be required to accept as evidence of the occurrence of a Put Breach and of the instructions of Triumph a letter or notice duly signed by an authorized representative of Triumph stating that a Put Breach has occurred and setting forth any other actions to which such instructions shall apply. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such letter or notice nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such letter or notice.

                         If US Parent disputes the determination of Triumph that
                a Put Breach has occurred, it shall have the right to take such action as it may determine, including seeking injunctive relief, instituting an action for damages or an appropriate judicial declaration. Pending resolution of any dispute or legal proceeding initiated by US Parent, the Trustee shall be required to act in accordance with the instructions of Triumph except in the case that an injunction to the contrary is issued by a court of competent jurisdiction. Triumph shall respond promptly to any request by US Parent for a statement of the grounds upon which Triumph based its determination that a Put Breach has occurred and shall afford US Parent an opportunity to address Triumph and illustrate any obligations or other matters relevant to such determination.

                (vii) If any resolutions are required to be passed by the shareholders to approve or authorize any purchase of Securities pursuant to Articles VI, VII or VIII of the Purchase Agreement, including, without limitation, any special resolutions required under Sections 164, 165 and/or 171 of the Companies Act 1985 (whether out of distributable profits or out of the proceeds of any new issuance of shares or otherwise), then, subject to the requirements of Applicable Laws, the Trustee shall vote the Shares strictly in accordance with the instructions of Triumph. The Trustee shall be required to accept as evidence of the instructions of Triumph a letter or notice duly signed by an authorized representative of Triumph stating that a resolution is required and setting forth any other actions to which such instructions shall apply. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such letter or notice nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such letter or notice.

                (b) The following terms shall have the following meaning for purposes of this Section 6:

        "Transworld Change of Control" means any of the following: (i) any person or group of connected persons which does not at the date hereof have control (as defined in the Credit

Agreements) of UK Parent, US Parent or any holding company of UK Parent acquires such control, (ii) a transfer or series of Transfers (including, without limitation, the distribution, by dividend or otherwise), whether related or unrelated, by Hyperion Capital of Capital Shares of US Parent such that after giving effect thereto Hyperion Capital would no longer own beneficially and of record 50.1% or more of all Voting Securities of US Parent, or (iii) any transfer by US Parent of any Capital Shares of UK Parent or by UK Parent of any Capital Shares of TW UK in violation of the Purchase Agreement of the Charter Documents of UK Parent or TW UK. Notwithstanding the foregoing, no Transworld Change of Control shall be deemed to have occurred by virtue of (i) the purchase by one or more underwriters of Capital Shares of TW UK pursuant to a firm commitment underwriting in connection with a public offering of such Capital Shares or (ii) following a Qualified Public Offering, the purchase by any Person of Capital Shares of TW UK in a transaction which allows such Shares to be withdrawn from the voting trust arrangements created hereby pursuant to Section 4 hereof.

        "Extraordinary Event" means any of the following:

                (i) The filing by any Person other than Triumph or any Purchaser, whether at law or in equity, of any suit or complaint (or, in the case of derivative or other actions, on behalf of the Initial Shareholders or their successors or assigns by any representative, trustee, agent, court, or administrative agency, receiver or administrator preliminary proceedings seeking permission or authority for the filing of any suit or complaint) with any court of competent jurisdiction, or the commencement of any other legal proceeding or administrative process seeking in any manner whatsoever to (i) have the creation of the voting trust pursuant to this Agreement or the transfer to such voting trust of the Shares declared void or invalid or rescinded, (ii) challenge the validity, enforceability or effectiveness of this Agreement or the voting trust created hereby, or (iii) direct the Trustee to vote or refrain from voting or to transfer or refrain from transferring the Shares held in the voting trust in any manner inconsistent in any respect with this Section 6, including injunctive or similar equitable relief seeking to prevent the taking of any action that requires the approval of the shareholders of UK Parent or TW UK pending resolution of any legal challenge involving the voting trust created by this Agreement, the TW UK Charter or the rights of the Purchasers under the Purchase Agreement or any agreement or instrument contemplated thereby;

                (ii) A "Transworld Change of Control," unless the event or occurrence giving rise thereto is (A) approved by the Board of Directors of TW UK, as evidenced by a Board Resolution and (B) does not constitute and would not become (with the passage of time, the giving of notice or otherwise) a default or event of default under the Credit Agreements; or

                (iii) Any insolvency or bankruptcy or similar case or proceeding involving US Parent, any reorganization, receivership, liquidation, dissolution or winding up of US Parent, whether voluntary or involuntary, or any assignment for the benefit of creditors or any other marshaling of assets and liabilities of US Parent.

        "Put Breach" means, with respect to any of (i) a Purchasers' Put, (ii) a Purchasers' Warrant Put or (iii) a Purchasers' Share Put (each a "Put"), the failure of UK Parent and/or TW UK to fulfill their respective Obligations in all material respects in the manner and at the time provided in the Purchase Agreement provided that a failure by UK Parent so to fulfill its obligations shall not be deemed to be a Put Breach unless TW UK shall also have failed to fulfill its obligations on the corresponding Put.

                (c) Subject to the last paragraph of this Section 6(c), US Parent, UK Parent and Triumph (in their capacities as shareholders of UK Parent and TW UK, respectively) hereby undertake to each other that they will use all reasonable endeavors to procure (subject to the requirements of Applicable Law), that the Boards of Directors of each of UK Parent and TW UK shall consist of the following:

                (i) The chief executive officer of TW UK (the "Management Director"), provided that the initial Management Director shall be Timothy Aitken;

                (ii) One person designated by Triumph (the "Investor Director"), provided, that the initial Investor Director shall be Frederick
                S. Moseley IV;

                (iii) One person designated by the registered holders of the Voting Trust Certificates (the "Parent Director"), provided, that the initial Parent Director shall be L. Ranieri;

                (iv) Up to two additional persons who are neither partners, directors, agents, Affiliates, officers or employees of any of US Parent, Triumph or their Affiliates, nor officers or employees of UK Parent or TW UK or any of its Subsidiaries (the "Independent Directors"), who will be nominated with the affirmative vote of a majority of the directors then in office following the nomination procedure set forth below, provided, that one of the initial Independent Directors shall be H. J. Mark Tompkins.

        If at any time, (i) any of Triumph or the registered holders of the Voting Trust Certificates shall notify the Trustee and the other parties hereto of its desire to remove, with or without cause (as defined below), any director of TW UK or UK Parent previously designated by it pursuant to this Section 6(c),
(ii) the Management Director ceases to be employed as the chief executive officer of TW UK, or (iii) the directors (other than the director who is proposed to be removed) then in office unanimously agree to request the removal of an Independent Director, then the Trustee agrees to vote all of the Shares so as to remove such director. If at any time, any of the Investor Director or the Parent Director ceases to serve on the Board of Directors of TW UK or UK Parent (whether by reason of death, resignation, removal or otherwise), the party who designated such director shall be entitled to designate a successor director to fill the vacancy created thereby on the terms and subject to the conditions of this Section 6(c) and the Trustee shall vote all of the Shares so as to elect any such director. If at any time an Independent Director ceases to serve on the Board of Directors of TW UK or UK Parent (whether by reason of death, resignation, removal or otherwise), a successor director shall be designated and elected on the terms and subject to the conditions provided in this Section 6(c).

        US Parent, UK Parent and Triumph (in their capacity as shareholders of UK Parent and TW UK, respectively) hereby undertake to each other that they will use all reasonable endeavors to procure (subject to the requirements of Applicable Law) that the directors nominated by them to the Board of Directors of UK Parent and TW UK exercise their respective powers under the Articles and Memorandum of Association of UK Parent and the TW UK Charter to give effect to the provisions of this Section 6(c).

        Whenever a Covenant Breach occurs, Triumph will be entitled to nominate one additional director to be appointed to the Board of Directors of each of UK Parent and TW UK (an "Additional Investor Director") and thereafter on each six month anniversary of the occurrence of such Covenant Breach, so long as such Covenant Breach continues, Triumph will be entitled to nominate one Additional Investor Director to be appointed to the Board of Directors of each of UK Parent and TW UK. Each appointment of an Additional Investor Director shall take place at an extraordinary meeting of shareholders called for such purpose by the Board of Directors or requisitioned by the Trustee at the request of Triumph. The Trustee, US Parent, UK Parent and TW UK hereby undertake to take all such action and exercise all their powers (including voting powers) to procure the appointment of all such Additional Directors as may be nominated by Triumph pursuant to this Section 6(c). If and when the original Covenant Breach and all other Covenant Breaches that may have arisen while such original Covenant Breach was continuing have been eliminated or waived in writing by Triumph and are no longer continuing, the right of Triumph to nominate Additional Investor Directors shall lapse and all Additional Investor Directors shall resign or, in the absence of such resignation, be removed, subject to the rights set forth in this paragraph revesting in the event of each and every Covenant Breach. The provisions of this Section 6(c) applicable to the Investor Director shall apply equally to all Additional Investor Directors.

        7. Compensation and Reimbursement of the Trustee. The Trustee shall have the right to incur and pay such reasonable expenses and charges and, provided it shall have acted reasonably in its selection of any such person, to employ and pay such agents, attorneys and counsel as it may deem necessary and proper in the performance of its obligations and exercise of its powers under this Agreement. Any such expenses or charges incurred by and due to the Trustee shall be reimbursed by TW UK. Nothing herein contained shall disqualify the Trustee or any successor Trustee, from serving TW UK, UK Parent or any of their respective Subsidiaries in any other capacity, holding any class of securities in TW UK or UK Parent, becoming a creditor of TW UK or UK Parent or otherwise dealing with it in good faith, or taking any other action in connection with any matter in which such Trustee has any direct or indirect interest. Notwithstanding the foregoing, the Trustee shall be entitled to be fully indemnified by TW UK against all costs, charges, expenses, loss, liability and damage properly incurred by the Trustee in the administration of this trust or in the proper exercise of any power conferred upon the Trustee by this Agreement. Nothing contained in this Agreement shall, in any case where the Trustee or, as the case may be, any attorney, agent, delegate or other person appointed by the Trustee under this Agreement, has been guilty of fraud or wilful default in the performance of any of its duties hereunder exempt the Trustee or, as the case may be, such attorney, agent, delegate or other person appointed by the Trustee under this Agreement from, or indemnify it, him or her against any liability for breach of contract or any liability which by virtue of any rule of law would otherwise attach to it, him or her in respect of any such fraud or default of which it, he or she may be guilty in relation to its, his or her duties under this Agreement.

        8. Additional and Successor Trustee. The power of appointing new and additional trustees shall be vested in the Board of Directors of TW UK, subject to the consent of US Parent and Triumph, which consent shall not be unreasonably withheld or delayed to the appointment of any professional trust company. The Trustee may retire at any time upon giving at least 30 days' written notice to each of the registered holders of the Voting Trust Certificates and the Board of Directors of TW UK without giving any reason provided that the retirement of the Trustee (if it is the sole trustee) will not be effective until another trustee is appointed as successor trustee. The Trustee shall be required, upon receipt of written notice from the Board of Directors of TW UK, to retire with immediate effect or within the time specified in such notice. If a sole Trustee gives or is given notice of retirement, the Board of Directors of TW UK will use all reasonable endeavors to procure that another trustee is appointed as Trustee. The rights, powers and privileges of the successor Trustee named hereunder shall be possessed by the successor Trustee with the same effect as though such successor had originally been a party to this Agreement.

        The Trustee shall affix its signatures to this Agreement and each successor Trustee appointed pursuant to this Section 8 shall accept appointment or election hereunder by affixing its signature to this Agreement at the time it becomes a Trustee hereunder. By affixing its signature to this Agreement, the Trustee and each successor Trustee agree to be bound by the terms hereof.

        9. Sale and Transfer of Shares. Except as otherwise provided in this Agreement, the Trustee shall not sell, hypothecate, pledge, assign or otherwise transfer or deal in any way with the Shares held in the voting trust pursuant to this Agreement.

        10. Rights of Company with Respect to Shares Hereafter Acquired. With respect to any shares of either TW UK or UK Parent acquired by any of the Initial Shareholders and their Affiliates subsequent to the date hereof which, pursuant to the provisions of Section 1, were required to have been properly transferred into the voting trust (unless such shares shall have been subsequently withdrawn pursuant to Section 4), the Trustee shall be entitled and obliged (and hereby undertakes) to exercise the power of attorney granted under
Section 1 hereof to transfer such shares into the voting trust and the Board of Directors of TW UK or UK Parent, as the case may be, and the Trustee shall have the right to consider such shares to be properly transferred into the voting trust and governed by the terms of this Agreement for any and all purposes, including, without limitation, the right to refuse to enter the Initial Shareholders or their Affiliates (or any subsequent transfer by them or such shares, other than into the voting trust) in the register of members of TW UK or UK Parent, recognize any purported exercise of voting rights by the Initial Shareholders with respect to such shares or to consider any such shares to be issued or outstanding for purposes of any shareholder vote or for purposes of determining a quorum for such vote. This Section 10 shall apply regardless of the identity of the holder of such shares and whether or not the certificates evidencing ownership of such shares were ever actually surrendered for deposit into the voting trust, as contemplated hereby.

        11. Amendment and Termination. This Agreement may be amended or terminated only by a deed executed by the Trustee and with the prior consent of the Board of Directors of TW UK, evidenced by a Board Resolution, US Parent and Triumph. Notwithstanding the foregoing, the voting trust automatically shall terminate (a) following the withdrawal, in a single transaction or a series of transactions, of all of the Shares held in the voting trust in accordance with the provisions of Section 4 hereof or (b) as soon as both of the following conditions are satisfied: (i) a Qualified Public Offering has occurred and (ii) UK Parent ceases to have beneficial ownership of 29.9% or more of the ordinary share capital of TW UK.

        12. Termination Procedure. Upon the termination of the voting trust at any time, in accordance with Section 11 of this Agreement, the Trustee shall mail written notice of such termination to the registered owners of the outstanding Voting Trust Certificates, at the addresses appearing on the transfer books of the Trustee. From the date specified in any such notice (which date shall be fixed by the Trustee) the Voting Trust Certificates shall cease to have any effect, and the holders of such Voting Trust Certificates shall have no further rights under this voting trust other than to receive certificates for Shares or other property distributable under the terms hereof upon the surrender of such Voting Trust Certificates.

        Forthwith following the termination of this voting trust, the Trustee shall deliver to the registered holders of all Voting Trust Certificates outstanding as of the date of such termination, share certificates for the number of Shares of such class or classes of TW UK's Shares represented thereby as to which they shall be entitled upon the surrender for cancellation of such Voting Trust Certificates, accompanied by properly endorsed and executed instruments of transfer, as appropriate, at the place designated by the Trustee, and after payment, if the Trustee so requires, by the persons entitled to receive such share certificates, of a sum sufficient to cover any stamp tax or governmental charge in respect of the transfer or delivery of such share certificates. Such certificates shall bear such legend referring to the restrictions on transfer of such Shares as may be required by this Agreement, by law or otherwise. Thereupon, all liability of the Trustee for delivery of such certificates, instruments of transfer or Shares shall terminate, and the Voting Trust Certificates representing the beneficial interest in the Shares so delivered by the Trustee shall be null and void.

        If upon such termination, one or more registered holders of outstanding Voting Trust Certificates shall fail to surrender such Voting Trust Certificates, or the Trustee for any reason shall be unable to comply with the provisions of the preceding paragraph, the Trustee may, at any time subsequent to 30 days after the termination of this Agreement, deposit with TW UK or UK Parent ordinary share certificates representing the number of Shares represented by such Voting Trust Certificates, together with duly executed instruments of transfer and written instructions authorizing TW UK or UK Parent to deliver such Share certificates in exchange for Voting Trust Certificates representing a like interest in the Shares of TW UK or UK Parent, as the case may be; and upon such deposit, all further liability of the Trustee for the delivery of such shares, Share certificates and instruments of transfer and the delivery or payment of dividends upon surrender of the Voting Trust Certificates shall cease, and the Trustee shall not be required to take any further action hereunder.

        13. Notices, Etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered by courier, or mailed by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to TW UK, at its address set forth on the signature page attached hereto, to the attention of the chief executive officer, or at such other address, or to the attention of such other officer, as TW UK shall have furnished to the other parties hereto in writing, or (b) if to the Trustee, at the address specified on the signature pages attached hereto or such other address as the Trustee shall have furnished to the other parties hereto in writing, (c) if to any of the Initial Shareholders, at the address specified on Schedule 1 attached hereto, or at such other address as the Initial Shareholder shall have furnished to the other parties hereto in writing, and (d) if to Triumph, to Triumph Partners III, L.P., 28 State Street, 37th Floor, Boston, Massachusetts 02109, Attn: Frederick S. Moseley IV - fax: (617) 557-6014, tel: (617) 557-6000, with a copy to: Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attn: Ettore Santucci, P.C. - fax:
(617) 570-8150, tel: (617) 570-1000, or at such other address as Triumph shall have furnished to the other parties hereto in writing. This Agreement and any and all other agreements or documents delivered in connection herewith or therewith embody the entire agreement and understanding between TW UK, the Trustee and the Initial Shareholders and supersede all prior agreements and understandings relating to the subject matter hereof.

        14. Headings. The descriptive headings of the articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        15. Construction. This Agreement and the documents to be entered into pursuant to it, except as expressly referred to herein, shall be governed by, and constructed in accordance with, the laws of England and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and such documents. This Agreement shall take effect as a deed, and is binding upon and inures to the benefit of the parties hereto and their successors and assigns. If any provision in this Agreement or of any Voting Trust Certificate shall be held to be illegal, invalid or unenforceable, in whole or in part, under any enactment or rule of law, such provision or part shall to that extent be deemed not to form part of this Agreement or of any Voting Trust Certificate but the legality, validity and enforceability of the remainder hereof or thereof shall not be affected. If there is a conflict between the provisions of (i) this Agreement and the Charter of TW UK or (ii) this Agreement and the Purchase Agreement during the continuance of this Agreement, the Charter of TW UK or the Purchase Agreement (as the case may be), it is the intention of the parties (other than the Trustee) in their capacity as beneficial shareholders of TW UK and UK Parent (as the case may be) that the provisions of this Agreement shall prevail over the Charter of TW UK and the Purchase Agreement during such period and accordingly the parties (other than the Trustee) shall exercise or direct the Trustee to exercise all voting and other rights and powers available to them so as to give effect to the provisions of this Agreement and shall further if necessary procure any required amendment to the Charter Documents.

        16. Damages Not Adequate Remedy. Each of the parties to this Agreement hereby acknowledges and agrees with each other that damages would not be an adequate remedy for the breach of any provision of this Agreement and, accordingly, each shall be entitled (to the extent entitled to institute proceedings in relation to the breach) to the remedies of injunction, specific performance and other equitable remedy for any such threatened or actual breach.

        17. No Assignment. Accept as expressly otherwise provided herein, none of the parties may assign any of its rights or obligations under this Agreement, in whole or in part, without the approval of each of the others.

        18. No Waiver. No waiver by a party of a failure or failures of any of the other parties to perform any provision of this Agreement shall operate or be construed as a waiver in respect of any other or further failure whether of a like or different character.

        19. No Partnership or Agency. Nothing in this Agreement (or any of the arrangements contemplated hereby) shall be deemed to constitute a partnership between any of the parties to this Agreement, nor constitute any party as agent of any other party for any purpose.

        20. Rights of Enforcement

        20.1 Nothing in this Voting Trust shall entitle any Purchaser other than Triumph to exercise any right under this Voting Trust directly against any party or otherwise. Triumph has been irrevocably and unconditionally authorized by the Purchasers to exercise in their name and on their behalf, or to refrain from exercising, all rights and discretions which they may have under, and agree to such amendments or variations as it may deem appropriate of, this Agreement in its absolute discretion. The terms of this Agreement shall apply accordingly.

        20.2 The operation of The Contracts (Rights of Third Parties) Act of 1999 is hereby excluded in relation to this Agreement and no Person other than parties to this Agreement shall have the right to enforce any rights or benefits that may expressly or impliedly be granted to such party under the terms of this Agreement.

        20.3 The holders of the Voting Trust Certificates representing a majority of the Shares in UK Parent then held by the Trustee shall be entitled to, and shall be deemed to have been irrevocably and unconditionally authorized by all holders of Voting Trust Certificates to, exercise in their name and on their behalf, or to refrain from exercising, all rights and discretions which they may have under, and agree to such amendments or variations as it may deem appropriate of, this Agreement in its absolute discretion. The terms of this Agreement shall apply accordingly.

        21. Term. Subject to Section 4 hereof, the term of this Agreement shall be the period of 20 years from the date hereof.

        22. Appointment of Process Agents. US Parent irrevocably appoints UK Parent as its agent for the service of process in England in relation to any matter arising out of this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by US Parent. US Parent shall inform the other parties hereto, in writing, of any change in the address of its process agent within 28 days. If such process agent ceases to have an address in England, US Parent irrevocably agrees to appoint a new process agent with an address in England and to deliver to the other parties hereto within 14 days a copy of written acceptance of appointment by its new process agent. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of the enforcement or execution of any judgment or other settlement in any other courts.

        23. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute but one and the same instruments.

                                  [END OF TEXT]

                             VOTING TRUST AGREEMENT
                             COMPANY SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties have executed this Agreement as a deed as of the date first above written.



                                          Signed as a DEED by

                                            TRANSWORLD HEALTHCARE UK LIMITED

                                            Acting by its duly authorized
                                            attorney:


                                            By: /s/ Wayne A. Palladino
                                               ---------------------------------

                             VOTING TRUST AGREEMENT
                            UK PARENT SIGNATURE PAGE


                                            Signed as a DEED by

                                            TRANSWORLD HOLDINGS UK LIMITED

                                            Acting by its duly authorized
                                            attorney:


                                            By: /s/ Wayne A. Palladino
                                               ---------------------------------

                             VOTING TRUST AGREEMENT
                             TRUSTEE' SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as a deed as of the date first above written.


                                              RICHARD GREEN


                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                            Telephone:
                                                      --------------------------



                                            In the presence of:


                                            Name:
                                            Address:
                                            Occupation:

                             VOTING TRUST AGREEMENT
                             TRIUMPH SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as a deed as of the date first above written.

                                          Signed as a deed for and on behalf of

                                          TRIUMPH PARTNERS III, L.P.

                                          By: Triumph III Advisors, L.P.,
                                                 its general partner

                                          By: Triumph III Advisors, Inc.,
                                                 its general partner

                                          By: /s/ Frederick S. Moseley IV
                                             ----------------------------------
                                                Name:  Frederick S. Moseley IV
                                                Title: President


                                          By: /s/ John H. Turner
                                             ----------------------------------
                                                Name:  John H. Turner
                                                Title: Principal

                             VOTING TRUST AGREEMENT
                            US PARENT SIGNATURE PAGE


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         Signed as a DEED by

                                         TRANSWORLD HEALTHCARE, INC.

                                            Acting by its duly authorized
                                            attorney:


                                            By: /s/ Wayne A. Palladino
                                               ---------------------------------